SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                                  JULY 23, 1997
     -----------------------------------------------------------------------
                Date of Report (Date of earliest event reported)

                                    IGI, INC.
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             (Exact Name of Registrant as Specified in its Charter)

      DELAWARE                   1-8568                      01-0355758
 -------------------         ----------------             ---------------------
  (State or Other              (Commission                  (IRS Employer
  Jurisdiction of              File Number)                 Identification
  Incorporation)                                               Number)

                                 WHEAT ROAD AND
                                 LINCOLN AVENUE
                                 BUENA, NJ 08310
        ----------------------------------------------------------------
                    (Address of Principal Executive Offices,
                               Including Zip Code)

                                 (609) 697-1441
                          -----------------------------
                         (Registrant's telephone number,
                              including area code)

                                 NOT APPLICABLE
                         ------------------------------
                         (Former Name or Former Address,
                          if Changed Since Last Report)


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Item 4.  Changes in Registrant's Certifying Accountant
         ---------------------------------------------
(a)(i) On July 23, 1997, IGI, Inc. (the "Company") was informed by the accounting firm of Coopers & Lybrand L.L.P, who have acted as certifying accountants for the Company for the years ended December 31, 1996 and 1995, that it was resigning as the Company's auditors effective as of that date.

(a)(ii) None of the prior certifying accountants' reports on the Company's financial statements for the past two years contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

(a)(iii) The decision to terminate the client-auditor relationship between the Company and Coopers & Lybrand L.L.P. was initiated by Coopers & Lybrand L.L.P. and accordingly neither the Company's Board of Directors nor its Audit Committee participated in a decision to change the Company's independent accountants.

(a)(iv) For the fiscal years ended December 31, 1996 and 1995, and through the date of this Form 8-K, the Company is unaware of any disagreement with Coopers & Lybrand L.L.P. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which would have caused said accountants to make reference to the subject matter in connection with any report issued by same.

(b)(2) As of the date of this report, the Company has not engaged a new accounting firm to act as certifying accountants for the year ending December 31, 1997.

Item 7.  Financial Statements and Exhibits
         ----------------------------------
(a) and (b) N/A

(c) Exhibits: The following exhibits are filed with this Report:

         Exhibit No.         Description
         -----------         -----------
          16.1               Letter from Coopers & Lybrand L.L.P.


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                                   SIGNATURES
                              ---------------------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   IGI, INC.


Date: September 4, 1997            By:  /s/ Lawrence R. Hoffman
                                        ------------------------------------
                                        Lawrence R. Hoffman
                                        Chief Financial Officer

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